SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

  Filed by the Registrant [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by
                                                   Rule 14a-6(e)(2))
  [ ] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [X] Soliciting Material Pursuant to Rule 14a-12

                           CABOT MICROELECTRONICS CORP
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                (Name of Registrant As Specified In Its Charter)

                                       N/A
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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      paid previously. Identify the previous filing by registration statement
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[CABOT MICROELECTRONICS LOGO]

                                                               February 12, 2004
Dear Stockholder:

By now you should have received your proxy materials in connection with Cabot Microelectronics Corporation's Annual Meeting, which will be held on Tuesday, March 9, 2004. It is important that your shares be represented and voted at the Meeting, regardless of the number of shares of Cabot Microelectronics that you own.

At this year's meeting, you will be asked to approve our Second Amended and Restated 2000 Equity Incentive Plan, in addition to electing two directors, ratifying the election of William P. Noglows, our CEO, to the Board of Directors, and ratifying the selection of PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2004. Your Board of Directors recommends that you vote FOR all of these proposals, which are more fully described in the Proxy Statement that previously was sent to you.

If you have not already completed your proxy, please take a moment to sign, date and mail the enclosed duplicate proxy card at your earliest convenience.

Should you prefer, you instead may vote by using one of the following quick and simple methods:

        1.      Vote by Telephone: Call toll-free 1-877-PRX-VOTE
                (1-877-779-8683). Please have your 12-digit control number (included on your enclosed proxy card) available and follow the simple instructions.

        2. Vote by Internet: Log on to the Internet and go to http://www.eproxyvote.com/ccmp. Please have your 12-digit control number (included on your enclosed proxy card) available and follow the simple instructions.

Telephone and Internet voting is available 24 hours per day, 7 days a week, until 11:59 p.m. (Eastern Time) on Monday, March 8, 2004. If you vote by telephone or via the Internet, you do not need to return your proxy card.

On behalf of your Board of Directors, I thank you for your prompt response and support of our company.

Sincerely,

/s/ William P. Noglows

William P. Noglows
Chairman of the Board